UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

Folkup Development Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-216921

(Commission File Number)

88-0435998

 (IRS Employer Identification No.)

Unit 17-18, 23/F, Metropole Square

2 On Yiu Street, Sha Tin

New Territories, Hong Kong

(Address of principal executive offices)(Zip Code)

+852 3487-6330

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On February 12, 2021, Folkup Development Inc., a Nevada corporation (the “Company”), received notice from Fruci & Associates II, PLLC (“Fruci & Associates”), that Fruci & Associates had resigned as the independent registered public accounting firm of the Company.

The reports of Fruci & Associates regarding the Company’s financial statements as of November 30, 2019 and 2018 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Fruci & Associates, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern. While the Company prepared financial statements as of November 30, 2020, including the statement of operations, stockholders’ equity (deficit) and cash flows for the year then ended, Fruci & Associates did not render a report for the Company’s financial statements as of November 30, 2020.

For the years ended November 30, 2019 and 2018, the Company had no disagreement with Fruci & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Fruci & Associates, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended November 30, 2019 and 2018. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Fruci & Associates a copy of the above disclosures and requested Fruci & Associates to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Fruci & Associates’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On February 19, 2021 the board of directors of the Company resolved to engage the independent registered public accounting firm of JP Centurion & Partners PLT (“JP Centurion”), the Company’s new independent registered public accountants, which appointment JP Centurion has accepted after the resignation of Fruci & Associates.

During the two most recent fiscal years and the interim period preceding the engagement of JP Centurion, the Company has not consulted with JP Centurion regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by JP Centurion or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Fruci & Associates and therefore did not discuss any past disagreements with JP Centurion.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Fruci & Associates II, PLLC, dated February 19, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Folkup Development Inc.

Date: February 19, 2021	By:	/s/ Hak Yiu Ng
	Name:	Hak Yiu Ng
	Title:	President (principal executive officer, principal financial officer and principal accounting officer)

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